Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

Ameritas Advisor VUL

Prospectus Dated May 1, 2019

Supplement Dated October 17, 2019

•	The following section from page 1 of your prospectus is deleted and replaced with the following:

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

  Calling our Customer Service Center at 800-255-9678, or

  Visiting ameritasdirect.com and following these instructions:
•	Click on Account Access.
•	If you are already registered for Account Access:
o	Login to your account and select your policy number on the Summary of Accounts page.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are not already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-255-9678. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

•	Effective August 1, 2019, the following information replaces the existing disclosure in the Portfolio Company Operating Expenses table in your Policy prospectus for the respective portfolio:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
AMERICAN CENTURY VP, Class I
Mid Cap Value	1.00%	-	0.01%	-	1.01%	0.14%	0.87%	(1)

American Century (1) The advisor agreed to waive 0.14 percentage points of the fund's management fee. The advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 798 10-19